Exhibit 99.1

Green Bankshares Announces Financial Results for the Third Quarter of 2011

GREENEVILLE, Tenn.--(BUSINESS WIRE)--November 14, 2011--Green Bankshares, Inc. (NASDAQ:GRNB), a majority-owned subsidiary of North American Financial Holdings, Inc. ("NAFH"), today reported unaudited financial results for the third quarter of 2011. Operating and financial highlights include the following:

  On September 7, 2011, NAFH completed its $217 million investment (the “NAFH Investment”) in Green Bankshares, Inc. ("the Company");
  Effectively immediately after completion of the investment, GreenBank, formerly the wholly owned banking subsidiary of the Company, was merged with and into Capital Bank, National Association ("Capital Bank, NA");
  As a result of these mergers, the Company held a 34% ownership in Capital Bank, NA as of September 30, 2011;
  The Company reported a net loss available to common shareholders of $9.8 million and $33.7 million, or $0.75 and $2.57 per diluted share, for the periods prior to the NAFH Investment from July 1, 2011 through September 7, 2011, and January 1, 2011 through September 7, 2011, respectively; and
  The Company reported net income of $930 thousand, or $.01 per diluted share, for the period subsequent to the NAFH Investment from September 8, 2011 through September 30, 2011.

NAFH is a bank holding company formed with the goal of creating a regional banking franchise in the southeastern region of the United States through organic growth and acquisition of other banks, including failed, underperforming and undercapitalized banks. NAFH is the controlling owner of Capital Bank, NA, a $6.6 billion bank with 146 branches in Florida, North Carolina, South Carolina, Tennessee and Virginia.

NAFH Investment

On September 7, 2011, the Company completed the issuance and sale of 119.9 million shares of its common stock to NAFH for approximately $217 million in consideration. The consideration included $147.6 million of cash and NAFH's contribution of the Company's Series A Preferred Stock and warrant to purchase shares of common stock issued to the U.S. Treasury through the TARP, which were repurchased by NAFH.

Financial results for the first nine months of 2011 were significantly impacted by the controlling investment in the Company by NAFH. The Company applied push-down accounting. Accordingly, the Company's assets and liabilities were adjusted to estimated fair values at the NAFH Investment date, resulting in elimination of the allowance for loan losses. The Company is still in the process of completing its fair value analysis of assets and liabilities, and final fair value adjustments may differ from the preliminary estimates recorded to date. Balances and activity in the Company's consolidated financial statements prior to the NAFH Investment have been labeled with "Predecessor Company" while balances and activity subsequent to the NAFH Investment have been labeled with "Successor Company."

Bank Merger

On September 7, 2011, GreenBank, which was formerly a wholly owned subsidiary of the Company, merged (the "Bank Merger") with and into Capital Bank, NA, a national banking association and subsidiary of TIB Financial Corp. ("TIB Financial"), a corporation organized under the laws of the State of Florida, Capital Bank Corporation, a corporation organized under the laws of the state of North Carolina ("Capital Bank Corp.") and NAFH, with Capital Bank, NA as the surviving entity. NAFH is the owner of approximately 90% of the Company’s common stock, approximately 83% of Capital Bank Corp.’s common stock and approximately 94% of TIB Financial’s common stock.

Capital Bank, NA (formerly NAFH National Bank) was formed on July 16, 2010, in connection with the purchase and assumption of assets and deposits of three banks – Metro Bank of Dade County (Miami, Florida), Turnberry Bank (Aventura, Florida) and First National Bank of the South (Spartanburg, South Carolina) – from the Federal Deposit Insurance Corporation (the "FDIC") and is a party to loss sharing agreements with the FDIC covering the large majority of the loans it acquired from the FDIC. As of September 30, 2011, Capital Bank, NA had total assets of $6.6 billion, total deposits of $5.3 billion and shareholders' equity of $931.1 million. As of September 30, 2011, following the Bank Merger, Capital Bank, NA operated 146 branches in Tennessee, Florida, North Carolina, South Carolina, and Virginia.

The Bank Merger occurred pursuant to the terms of an Agreement and Plan of Merger entered into by and between the Bank and Capital Bank, NA, dated as of September 7, 2011 (the "Merger Agreement"). In the Merger, each share of Bank common stock was converted into the right to receive shares of Capital Bank, NA common stock. As a result of the Merger, the Company now owns approximately 34% of Capital Bank, NA, with NAFH owning 19%, Capital Bank Corp. owning 26% and TIB Financial owning the remaining 21%.

Due to its ownership level and significant influence, the Company's investment in Capital Bank, NA is recorded as an equity-method investment in that entity. As of September 30, 2011, the Company's investment in Capital Bank, NA totaled $312.4 million, which reflected the Company's pro rata ownership of Capital Bank, NA's total shareholders' equity as a result of the Bank Merger. In periods subsequent to the Bank Merger, the Company will adjust this equity investment balance based on its equity in Capital Bank, NA's net income and comprehensive income. In connection with the Bank Merger, assets and liabilities of GreenBank were deconsolidated from the Company's balance sheet, resulting in a significant decrease in total assets and total liabilities of the Company in the third quarter of 2011.

Financial Discussion

The Company reported a net loss available to common shareholders for the period from July 1, 2011 through September 7, 2011, of $9.8 million compared to a net loss of $12.4 million for the second quarter of 2011 and a net loss of $36.4 million for the third quarter of 2010. For the period from September 8, 2011 through September 30, 2011, the Company reported net income of $930 thousand. Financial results prior to the September 7th NAFH Investment have been labeled with "Predecessor Company" while results subsequent to the NAFH Investment have been labeled with "Successor Company."

Due to the difference in lengths of reporting periods and the Merger discussed above and the resulting deconsolidation of GreenBank on September 7, 2011, the operating results for the period from July 1, 2011 through September 7, 2011, only include the results of GreenBank for approximately two months and therefore are generally not comparable to the operations in prior quarters.

The loss reported in the period from July 1, 2011 through September 7, 2011, was primarily due to a $15.5 million provision for loan losses and $14.7 million in foreclosed asset related expenses. The loss reported in the second quarter of 2011 was primarily due to a $14.3 million provision for loan losses and $6.3 million in foreclosed asset related expenses, while the loss reported in the third quarter of 2010 was primarily due to a $36.8 million provision for loan losses and $7.8 million in foreclosed asset related expenses.

The net interest margin for the period from July 1, 2011 through September 7, 2011, was 3.91%, up a modest 0.01% versus the second quarter of 2011. Subsequent to the deconsolidation of GreenBank on September 7, 2011, the net interest margin is not meaningful as the Company has no interest earning asset. As the Company accounts for its investment in Capital Bank, NA using the equity method, the Company's proportional share of the net after tax earnings of Capital Bank, NA is recorded as Equity in income of Capital Bank, NA, which for the period from September 8, 2011 through September 30, 2011, was $1.1 million.

About Green Bankshares

Headquartered in Greeneville, Tennessee, Green Bankshares, Inc. is a financial services company with a 34% equity method investment in Capital Bank, NA, a national banking association with approximately $6.6 billion in total assets and 146 branches serving communities in Tennessee, Florida, North Carolina, South Carolina, and Virginia.

GREEN BANKSHARES INC. Unaudited Consolidated Statements of Operations

(Dollars in thousands except per share data)	Successor Company	Predecessor Company
		July 1 - Sept. 7, 2011	Three Months Ended
	Sept. 8 - Sept. 30, 2011		June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30 2010
Operating Data:
Total interest income	$–	$18,480	$26,075	$26,625	$28,213	$29,455
Total interest expense	236	4,422	6,623	7,358	8,499	8,708
Net interest income	(236)	14,058	19,452	19,267	19,714	20,747
Provision for loan losses	–	15,513	14,333	13,897	25,646	36,823
Net interest income (loss) after provision for loan losses	(236)	(1,455)	5,119	5,370	(5,932)	(16,076)
Non-interest income	1,138	11,940	8,236	7,627	7,058	9,029
Non-interest expense	95	29,585	24,770	23,027	41,986	27,009
Income (loss) before income taxes	807	(19,100)	(11,415)	(10,030)	(40,860)	(34,056)
Income tax expense (benefit)	(123)	974	(281)	281	10,688	1,098
Net income (loss)	930	(20,074)	(11,134)	(10,311)	(51,548)	(35,154)
Preferred stock dividend and accretion of discount on warrants	–	909	1,250	1,250	1,250	1,251
Gain on retirement of Series A preferred allocated to common shareholders	–	11,188	–	–	–	–
Net income (loss) available to common shareholders	$930	$(9,795)	$(12,384)	$(11,561)	$(52,798)	$(36,405)

Per Share of Common Stock:
Basic earnings (loss)	$0.01	$(0.75)	$(0.94)	$(0.88)	$(4.03)	$(2.78)
Diluted earnings (loss)	$0.01	$(0.75)	$(0.94)	$(0.88)	$(4.03)	$(2.78)
Dividends	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Weighted Average Shares Outstanding:
Basic	133,083,705	13,145,744	13,126,923	13,108,598	13,097,611	13,097,611
Diluted	133,174,370	13,145,744	13,126,923	13,108,598	13,097,611	13,097,611

GREEN BANKSHARES INC. End of Period Balances

	Successor Company	Predecessor Company
(Dollars in thousands except per share data)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept 30, 2010
Assets	$318,733	$2,293,815	$2,392,694	$2,406,040	$2,415,014
Loans, net of unearned interest	–	1,560,503	1,680,249	1,745,378	1,835,591
Cash and investments	2,347	574,555	570,997	509,415	384,698
Federal funds sold	–	5,023	7,931	4,856	3,682
Deposits	–	1,883,388	1,975,635	1,976,854	1,916,544
FHLB advances and notes payable	–	157,859	158,588	158,653	170,884
Subordinated debentures	43,637	88,662	88,662	88,662	88,662
Repurchase agreements	–	18,713	18,712	19,413	22,641
Shareholders' equity	258,617	122,046	132,830	143,897	197,824
Common shareholders' equity(1)	258,617	53,231	64,362	75,776	130,049
Tangible common shareholders' equity(2)	258,617	47,729	58,237	69,025	122,651
Tangible shareholders' equity(3)	258,617	116,544	126,705	137,146	190,426

Ratios:
Common book value per share(1)	$1.94	$4.02	$4.88	$5.75	$9.86
Tangible common book value per share(2)	$1.94	$3.60	$4.41	$5.23	$9.30

* Derived from Audited Consolidated Financial Statements.

(1) Common shareholders' equity is shareholders' equity less preferred stock.
(2) Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.
(3) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
(4) Tangible assets is total assets less goodwill and intangible assets.

GREEN BANKSHARES INC. Consolidated Balance Sheets

	(Unaudited)
(Dollars in thousands except per share data)	Successor Company	Predecessor Company
	Sept. 30, 2011	Dec. 31, 2010
ASSETS
Cash and due from banks	$2,347	$289,358
Federal funds sold	–	4,856
Cash and cash equivalents	2,347	294,214

Interest earning deposits in other banks	–	–
Securities available-for-sale ("AFS")	–	202,002
Securities held-to-maturity (with a December 31, 2010 market value of $467)	–	465
FHLB and other stock, at cost	–	12,734
Loans held for sale	–	1,299
Loans, net of unearned income	–	1,745,378
Allowance for loan losses	–	(66,830)
Other real estate owned and repossessed assets	–	60,095
Bank premises and equipment, net	–	78,794
Cash surrender value of life insurance	–	31,479
Core deposit and other intangibles	–	6,751
Deferred Tax Asset ( December 31, 2010 net of valuation allowance of $43,455)	–	2,177
Investment in Capital Bank, NA	312,432
Other assets	3,954	37,482
Total assets	$318,733	$2,406,040

LIABILITIES AND SHAREHOLDERS' EQUITY
Non-interest-bearing deposits	$–	$152,752
Interest-bearing deposits	–	1,822,703
Brokered deposits	–	1,399
Total deposits	–	1,976,854

Repurchase agreements	–	19,413
FHLB advances and notes payable	–	158,653
Subordinated debentures	43,637	88,662
Deferred tax liability	16,073	–
Accrued interest payable and other liabilities	406	18,561
Total liabilities	60,116	2,262,143

SHAREHOLDERS' EQUITY:
Preferred stock: no par value, 1,000,000 shares authorized; 0 and 72,278 shares outstanding
	–	68,121
Common stock: $0.01 and $2 par value, 300,000,000 and 20,000,000 shares authorized; 133,174,370 and 13,188,896 shares outstanding
	1,332	26,378
Common stock warrants	–	6,934
Additional paid in capital	257,711	188,901
Accumulated earnings (deficit)	930	(147,436)
Accumulated other comprehensive income	(1,356)	999
Total shareholders' equity	258,617	143,897

Total liabilities & shareholders' equity	$318,733	$2,406,040

GREEN BANKSHARES INC. Consolidated Statements of Operations

(Dollars in thousands except share and per share data)	Successor Company	Predecessor Company
	Sept. 8 - Sept. 30, 2011	July 1 - Sept. 7, 2011	Three Months Ended Sept. 30, 2010	Jan. 1 - Sept. 7, 2011	Nine Months Ended Sept. 30, 2010
Interest income:
Interest and fees on loans	$–	$16,854	$27,744	$65,258	$87,178
Taxable securities	–	1,202	1,181	4,290	3,860
Nontaxable securities	–	204	304	790	922
FHLB and other stock	–	102	136	374	408
Federal funds sold and other	–	118	90	468	283
Total interest income	–	18,480	29,455	71,180	92,651

Interest expense:
Deposits	–	2,873	6,444	12,764	22,131
Federal funds purchased and repurchase agreements	–	3	6	11	17
FHLB advances and notes payable	–	1,200	1,726	4,314	5,132
Subordinated debentures	236	346	532	1,315	1,492
Total interest expense	236	4,422	8,708	18,404	28,772
Net interest income (expense)	(236)	14,058	20,747	52,776	63,879

Provision for loan losses	–	15,513	36,823	43,742	45,461
Net interest income (loss) after provision for loan losses	(236)	(1,455)	(16,076)	9,034	18,418

Non-interest income:
Service charges on deposit accounts	–	4,137	6,651	16,346	19,283
Other charges and fees	–	348	417	1,147	1,156
Trust and investment services income	–	446	1,021	1,457	2,360
Mortgage banking income	–	72	212	271	453
Other income	1,138	6,937	728	8,582	2,234
Total non-interest income	1,138	11,940	9,029	27,803	25,486

Non-interest expense:
Employee compensation	–	6,105	8,266	21,560	23,903
Employee benefits	–	602	816	2,458	2,609
Occupancy expense	–	1,803	1,792	5,308	5,175
Equipment expense	–	661	742	2,176	2,118
Computer hardware/software expense	–	653	916	2,508	2,626
Professional services	61	1,189	741	3,099	1,924
Advertising	–	448	657	1,533	2,061
OREO maintenance expense	–	627	712	2,976	1,711
Collection and repossession expense	–	408	508	1,727	2,329
Loss on OREO and repossessed assets	–	13,672	6,538	20,101	7,973
FDIC insurance	–	260	1,099	2,629	3,159
Core deposit and other intangible amortization	–	467	646	1,716	1,937
Other expenses	34	2,690	3,576	9,591	11,304
Total non-interest expense	95	29,585	27,009	77,382	68,829
Income (loss) before income taxes	807	(19,100)	(34,056)	(40,545)	(24,925)
Income taxes provision (benefit)	(123)	974	1,098	974	4,222
Net income (loss)	930	(20,074)	(35,154)	(41,519)	(29,147)
Preferred stock dividends and accretion of discount on warrants	–	909	1,251	3,409	3,751
Gain on retirement of Series A preferred allocated to common shareholders	–	11,188	–	11,188	–
Net income (loss) available to common shareholders	$930	$(9,795)	$(36,405)	$(33,740)	$(32,898)

Per share of common stock:
Basic earnings (loss)	$0.01	$(0.75)	$(2.78)	$(2.57)	$(2.51)
Diluted earnings (loss)	$0.01	$(0.75)	$(2.78)	$(2.57)	$(2.51)
Dividends	$0.00	$0.00	$0.00	$0.00	$0.00

Weighted average shares outstanding:
Basic	133,083,705	13,145,744	13,097,611	13,125,521	13,092,579
Diluted	133,174,366	13,145,744	13,097,611	13,125,521	13,092,579

(1) Diluted weighted average shares outstanding for the period from July 1, 2011 to September 7, 2011, January 1, 2011 to September 7, 2011 and three and nine months ended September 30, 2010 excludes 119,150, 94,930, 93,791 and 93,082 unvested shares, respectively, because they are anti-dilutive.

GREEN BANKSHARES INC. Average Balances, Interest Earned or Paid, and Interest Yields / Rates

	Predecessor Company
	Period of July 1 to Sept. 7, 2011			Three Months Ended Sept. 30, 2010
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Interest-earning assets:
Loans(1)(2)	$1,404,673	$16,863	6.35%	$1,812,154	$27,759	6.08%
Investment securities(2)	253,733	1,618	3.37%	179,586	1,785	3.94%
Other short-term investments	260,137	118	0.24%	138,599	90	0.26%
Total interest-earning assets	1,918,543	18,599	5.13%	2,130,339	29,634	5.52%
Non-interest earning assets	319,598			333,199
Total assets	$2,238,141			$2,463,538

Interest-bearing liabilities:
Deposits:
Interest checking, money market and savings	$1,044,383	$822	0.42%	$992,222	$2,522	1.01%
Time deposits	615,145	2,051	1.76%	765,960	3,922	2.03%
Total interest bearing-deposits	1,659,528	2,873	0.92%	1,758,182	6,444	1.45%
Securities sold under repurchase and short-term borrowings	15,456	3	0.10%	22,990	6	0.10%
Notes payable	157,826	1,200	4.03%	171,216	1,726	4.00%
Subordinated debentures	88,662	346	2.06%	88,662	532	2.38%
Total interest-bearing liabilities	1,921,472	4,422	1.22%	2,041,050	8,708	1.69%

Non-interest bearing liabilities:
Demand Deposits	173,999			171,237
Other Liabilities	22,652			19,161
Total non-interest bearing liabilities	196,651			190,398
Total liabilities	2,118,123			2,231,448
Shareholders' equity	120,018			232,090
Total liabilities & shareholders' equity	$2,238,141			$2,463,538

Net interest income		$14,177			$20,926

Interest rate spread			3.91%			3.83%

Net yield on interest-earning assets (net interest margin)			3.91%			3.90%

(1) Average loan balances exclude nonaccrual loans for the periods presented.

(2) Fully Taxable Equivalent ("FTE") at the rate of 35%. The FTE basis adjusts for the tax benefits of income on certain tax-exempt loans and investments using the federal statutory rate of 35% for each period presented. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

GREEN BANKSHARES INC. Average Balances, Interest Earned or Paid, and Interest Yields / Rates

	Predecessor Company
	Period of Jan. 1 to Sept. 7, 2011			Nine Months Ended Sept. 30, 2010
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Interest-earning assets:
Loans(1)(2)	$1,491,844	$65,293	6.39%	$1,886,937	$87,230	6.18%
Investment securities(2)	243,473	5,879	3.53%	180,894	5,686	4.20%
Other short-term investments	278,355	468	0.25%	148,365	283	0.26%
Total interest-earning assets	2,013,672	71,640	5.19%	2,216,196	93,199	5.62%
Non-interest earning assets	331,633			315,147
Total assets	$2,345,305			$2,531,343

Interest-bearing liabilities:
Deposits:
Interest checking, money market and savings	$1,066,783	$4,062	0.56%	$968,322	$7,407	1.02%
Time deposits	696,335	8,702	1.82%	862,823	14,724	2.28%
Total interest bearing-deposits	1,763,118	12,764	1.06%	1,831,145	22,131	1.62%
Securities sold under repurchase and short-term borrowings	16,466	11	0.10%	22,847	17	0.10%
Notes payable	158,351	4,314	3.98%	171,673	5,132	4.00%
Subordinated debentures	88,662	1,315	2.17%	88,662	1,492	2.25%
Total interest-bearing liabilities	2,026,597	18,404	1.33%	2,114,327	28,772	1.82%

Non-interest bearing liabilities:
Demand Deposits	166,768			166,685
Other Liabilities	19,575			18,243
Total non-interest bearing liabilities	186,343			184,928
Total liabilities	2,212,940			2,299,255
Shareholders' equity	132,365			232,088
Total liabilities & shareholders' equity	$2,345,305			$2,531,343

Net interest income		$53,236			$64,427

Interest rate spread			3.87%			3.80%

Net yield on interest-earning assets (net interest margin)			3.86%			3.89%

(1) Average loan balances exclude nonaccrual loans for the periods presented.

(2) Fully Taxable Equivalent ("FTE") at the rate of 35%. The FTE basis adjusts for the tax benefits of income on certain tax-exempt loans and investments using the federal statutory rate of 35% for each period presented. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

CONTACT:
Green Bankshares, Inc.
Christopher G. Marshall, Chief Financial Officer, 704-554-5901
cmarshall@nafhinc.com